Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	YTD
LOAN PRODUCTION
Number of Working Days in the Period	20	22	22	20	23	20	22	21	20	21	19	22	20	82
Average Daily Mortgage Loan Applications	$ 2,562	$ 2,667	$ 2,731	$ 2,539	$ 2,645	$ 2,836	$ 2,642	$ 2,729	$ 2,735	$ 2,820	$ 3,009	$ 3,134	$ 3,084	$ 3,013
Mortgage Loan Pipeline (loans-in-process)	$ 63,739	$ 65,577	$ 64,979	$ 62,230	$ 64,125	$ 65,316	$ 60,939	$ 62,004	$ 57,217	$ 58,697	$ 63,945	$ 69,389	$ 68,747
Commercial Real Estate Loan Pipeline (loans-in-process)	$ 709	$ 1,116	$ 1,297	$ 1,204	$ 1,730	$ 1,415	$ 1,824	$ 2,232	$ 1,991	$ 1,954	$ 2,381	$ 3,207	$ 2,845

Loan Fundings (1):
Retail Lending	$ 12,413	$ 14,170	$ 14,708	$ 12,978	$ 14,021	$ 12,436	$ 13,669	$ 12,809	$ 13,949	$ 12,647	$ 11,955	$ 14,409	$ 13,578	$ 52,589
Wholesale Lending	8,419	9,083	9,283	7,786	8,193	7,229	7,464	6,650	7,781	7,155	6,874	8,159	7,963	30,151
Correspondent Lending	13,263	13,325	15,332	14,023	16,185	16,534	19,399	17,764	18,370	16,261	14,896	18,616	18,294	68,067
Capital Markets Purchases	1,943	1,996	2,674	944	1,782	1,596	576	565	1,575	309	566	954	192	2,021
Banking Operations Purchases (1)	307	159	1,434	1,212	1,345	292	788	490	55	741	278	1,144	453	2,616
Total Mortgage Loan Fundings	36,345	38,733	43,431	36,943	41,526	38,087	41,896	38,278	41,730	37,113	34,569	43,282	40,480	155,444
Commercial Real Estate Lending	252	281	464	427	273	646	406	863	1,093	654	693	664	930	2,941
Total Loan Fundings	$ 36,597	$ 39,014	$ 43,895	$ 37,370	$ 41,799	$ 38,733	$ 42,302	$ 39,141	$ 42,823	$ 37,767	$ 35,262	$ 43,946	$ 41,410	$ 158,385

Total Bank Mortgage Loan Fundings (2)	$ 5,303	$ 8,209	$ 12,491	$ 13,057	$ 14,578	$ 11,998	$ 17,994	$ 15,725	$ 15,744	$ 15,520	$ 13,669	$ 14,533	$ 16,048	$ 59,770

Loan Fundings in Units (1):
Retail Lending	81,216	90,906	92,204	82,294	88,698	78,388	83,206	75,501	78,754	70,212	67,241	80,682	78,759	296,894
Wholesale Lending	40,501	43,783	44,785	37,798	40,740	35,448	36,813	32,856	38,199	34,318	32,665	38,936	38,582	144,501
Correspondent Lending	65,684	66,904	77,911	71,023	82,777	85,213	96,120	87,847	89,483	80,195	73,413	92,391	90,113	336,112
Capital Markets Purchases	7,749	7,509	9,942	3,716	6,978	5,832	2,594	2,198	5,860	951	1,817	2,884	738	6,390
Banking Operations Purchases (1)	5,863	2,644	25,473	3,709	5,683	807	11,463	1,527	183	9,395	2,670	7,552	2,723	22,340
Total Mortgage Loan Fundings	201,013	211,746	250,315	198,540	224,876	205,688	230,196	199,929	212,479	195,071	177,806	222,445	210,915	806,237
Commercial Real Estate Lending	32	45	66	40	39	56	97	70	87	60	64	88	89	301
Total Loan Fundings	201,045	211,791	250,381	198,580	224,915	205,744	230,293	199,999	212,566	195,131	177,870	222,533	211,004	806,538

Total Bank Mortgage Loan Fundings (2)	43,776	60,562	100,859	78,490	88,429	74,449	111,016	87,298	87,509	91,176	78,823	87,660	94,593	352,252

Mortgage Loan Fundings (1)(3):
Purchase	$ 16,629	$ 18,334	$ 21,072	$ 17,484	$ 19,605	$ 17,677	$ 17,403	$ 15,960	$ 17,147	$ 13,268	$ 12,633	$ 17,265	$ 15,866	$ 59,032
Non-purchase	19,716	20,399	22,359	19,459	21,921	20,410	24,493	22,318	24,583	23,845	21,936	26,017	24,614	96,412
Total Mortgage Loan Fundings	$ 36,345	$ 38,733	$ 43,431	$ 36,943	$ 41,526	$ 38,087	$ 41,896	$ 38,278	$ 41,730	$ 37,113	$ 34,569	$ 43,282	$ 40,480	$ 155,444

Mortgage Loan Fundings by Product (1):
Government Fundings	$ 1,045	$ 1,108	$ 1,161	$ 1,047	$ 1,161	$ 1,036	$ 1,241	$ 1,176	$ 1,240	$ 1,100	$ 1,033	$ 1,406	$ 1,532	$ 5,071
ARM Fundings	$ 17,344	$ 19,667	$ 21,159	$ 18,125	$ 19,323	$ 15,778	$ 16,259	$ 14,303	$ 15,222	$ 13,748	$ 12,533	$ 14,677	$ 11,424	$ 52,382
Home Equity Fundings	$ 4,192	$ 4,367	$ 5,619	$ 3,810	$ 4,275	$ 3,766	$ 4,294	$ 3,219	$ 3,271	$ 3,586	$ 2,977	$ 3,976	$ 3,480	$ 14,019
Nonprime Fundings	$ 3,292	$ 3,807	$ 4,107	$ 3,354	$ 3,722	$ 3,058	$ 3,254	$ 3,058	$ 3,739	$ 2,939	$ 2,587	$ 2,355	$ 1,682	$ 9,563

MORTGAGE LOAN SERVICING (4)
Volume	$ 1,164,010	$ 1,179,179	$ 1,196,720	$ 1,210,919	$ 1,228,518	$ 1,244,311	$ 1,263,061	$ 1,278,101	$ 1,298,394	$ 1,316,579	$ 1,332,485	$ 1,351,598	$ 1,370,760
Units	7,637,270	7,686,777	7,757,724	7,813,034	7,890,954	7,964,033	8,043,817	8,110,072	8,198,873	8,277,857	8,347,533	8,438,625	8,522,364

Subservicing Volume (5)	$ 22,541	$ 22,243	$ 21,975	$ 22,012	$ 23,179	$ 20,552	$ 21,125	$ 18,692	$ 18,275	$ 17,244	$ 16,455	$ 16,258	$ 16,338
Subservicing Units	216,296	212,483	209,564	207,213	209,126	193,536	193,170	183,359	179,293	174,330	170,625	172,916	171,381

Prepayments in Full	$ 16,540	$ 19,037	$ 19,685	$ 16,934	$ 19,783	$ 16,907	$ 20,142	$ 19,455	$ 21,315	$ 19,126	$ 17,810	$ 20,896	$ 20,088	$ 77,920
Bulk Servicing Acquisitions	$ 16	$ 26	$ 29	$ 34	$ 534	$ 2,375	$ 3,913	$ 2,164	$ 6,589	$ 1,103	$ 6,136	$ 5,198	$ 2,962	$ 15,399

Servicing Portfolio Performance - CHL (6)
Delinquency as a percentage of:
unpaid principal balance	3.56%	3.36%	3.40%	3.61%	3.65%	4.04%	3.97%	4.15%	4.60%	4.32%	4.48%	4.07%	4.23%
number of loans serviced	4.06%	3.91%	3.92%	4.11%	4.15%	4.50%	4.43%	4.57%	5.02%	4.71%	4.71%	4.29%	4.45%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.43%	0.45%	0.45%	0.46%	0.48%	0.51%	0.58%	0.62%	0.70%	0.77%	0.80%	0.83%	0.85%
number of loans serviced	0.46%	0.47%	0.47%	0.48%	0.50%	0.52%	0.56%	0.60%	0.65%	0.69%	0.70%	0.69%	0.69%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	820,238	906,653	893,541	818,603	920,379	788,458	837,157	744,719	675,767	897,918	823,272	1,109,878	982,765	3,813,833
Flood Determinations	276,384	313,710	316,722	196,237	302,948	273,293	290,196	292,759	260,263	310,340	247,297	305,214	274,407	1,137,258
Appraisals	99,621	116,380	119,292	102,950	117,367	104,930	118,105	110,071	109,116	108,450	104,652	123,070	116,062	452,234
Automated Property Valuation Services	1,048,619	527,849	488,613	444,637	939,734	699,238	539,126	902,351	447,833	539,439	1,257,809	573,932	634,281	3,005,461
Other	12,634	18,536	17,203	15,160	19,918	17,471	21,167	20,595	22,031	25,756	23,599	24,179	24,020	97,554
Total Units	2,257,496	1,883,128	1,835,371	1,577,587	2,300,346	1,883,390	1,805,751	2,070,495	1,515,010	1,881,903	2,456,629	2,136,273	2,031,535	8,506,340

CAPITAL MARKETS
Securities Trading Volume (7)	$281,690	$331,804	$320,842	$278,625	$353,106	$301,179	$299,790	$325,784	$361,725	$312,666	$288,731	$396,545	$308,694	$1,306,636

BANKING
Banking Operations Assets (in billions)	$79	$80	$84	$85	$87	$88	$83	$82	$83	$83	$84	$84	$86

INSURANCE
Net Premiums Earned:
Carrier	$73.1	$72.9	$83.1	$75.5	$92.1	$76.5	$81.0	$80.0	$85.6	$90.7	$89.1	$91.1	$89.3	$360.2
Reinsurance	18.7	17.9	18.6	18.4	18.7	19.5	19.5	20.1	20.3	20.8	21.6	20.9	20.9	84.2
Total Net Premiums Earned	$91.8	$90.8	$101.7	$93.9	$110.8	$96.0	$100.5	$100.1	$105.9	$111.5	$110.7	$112.0	$110.2	$444.4

Workforce Head Count: (8)
Loan Originations	31,789	32,360	32,515	32,253	32,310	32,013	32,395	31,906	31,606	31,582	31,669	31,783	32,543
Loan Servicing	7,771	7,683	7,390	7,138	7,003	6,959	6,951	6,968	6,980	7,145	7,209	7,256	7,453
Loan Closing Services	1,582	1,618	1,709	1,764	1,699	1,665	1,668	1,657	1,681	1,702	1,758	1,793	1,851
Banking	2,342	2,366	2,414	2,463	2,473	2,476	2,075	2,047	1,997	2,003	2,009	2,033	2,155
Capital Markets	738	779	809	842	838	858	854	878	886	903	928	996	1,035
Insurance	2,089	2,105	2,113	2,124	2,141	2,135	2,095	2,052	1,980	2,040	2,068	2,106	2,143
Global Operations	2,022	2,066	2,034	2,028	2,126	2,291	2,550	2,652	2,784	2,817	2,834	3,052	3,477
Corporate Overhead & Other	7,156	7,286	7,427	7,447	7,319	7,167	6,846	6,802	6,741	6,793	6,836	6,904	7,025
Total Workforce Head Count	55,489	56,263	56,411	56,059	55,909	55,564	55,434	54,962	54,655	54,985	55,311	55,923	57,682

Period-end Rates
10-Year U.S. Treasury Yield	5.07%	5.12%	5.15%	4.99%	4.74%	4.64%	4.61%	4.46%	4.71%	4.83%	4.56%	4.65%	4.63%
FNMA 30-Year Fixed Rate MBS Coupon	6.10%	6.31%	6.37%	6.15%	5.93%	5.86%	5.79%	5.57%	5.79%	5.91%	5.72%	5.77%	5.76%

(1) During December 2006, the Company began reporting Banking Operations purchases from third parties.  Prior months have been restated to reflect these purchases.

(2) These loans are either processed for Countrywide Bank by the Company’s Mortgage Banking production divisions or purchased from non-affiliates and are included in “Total Mortgage Loan Fundings” above.  The amounts include loans funded for both investment purposes and for sale.  The Company will report the amount of such loans subsequently sold on a quarterly basis.

(3) Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home.  Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4) Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(5) Subservicing volume for non-Countrywide entities.

(6) Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(7) Includes trades with Mortgage Banking Segment.

(8) Workforce Head Count includes full-time employees, contract, and temporary help.

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